Exhibit 99.3

SECOND QUARTER 2015

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler, and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

2Q 2015 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity	17
Deposits	18
Ally Bank Consumer Mortgage HFI Portfolio	19
Discontinued Operations	20
Per Share-Related Information	21
Supplemental Financial Data	22

2Q 2015 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Net financing revenue (ex. OID)	$927	$860	$835	$936	$912	$67	$15
Total other revenue (ex. OID)	218	250	221	375	372	(32)	(154)
Total net revenue (ex. OID)	1,145	1,110	1,056	1,311	1,284	35	(140)
Provision for loan losses	140	116	155	102	63	24	77
Controllable expenses (1)	452	469	479	469	455	(17)	(3)
Other noninterest expenses	272	226	193	273	366	46	(94)
Core pre-tax income (2)	$281	$299	$229	$467	$400	$(18)	$(120)
Core OID amortization expense (3)	18	17	42	47	53	1	(36)
Income tax (benefit) expense	94	103	36	127	64	(9)	30
Income (loss) from discontinued operations	13	397	26	130	40	(384)	(27)
Net income	$182	$576	$177	$423	$323	$(394)	$(141)
Preferred stock dividends	1,251	67	68	67	65	1,184	1,186
Net income (loss) available to common shareholders	$(1,069)	$509	$109	$356	$258	$(1,578)	$(1,327)

Selected Balance Sheet Data (Period-End)
Total assets	$156,472	$153,524	$151,828	$149,195	$149,937	$2,948	$6,535
Consumer loans	69,998	65,100	64,044	66,270	65,961	4,898	4,037
Commercial loans	35,175	34,757	35,904	33,248	34,817	418	358
Assets of discontinued operations held-for-sale	-	-	634	603	574	-	(574)
Allowance for loan losses	(974)	(933)	(977)	(1,113)	(1,171)	(41)	197
Deposits	61,947	60,875	58,222	56,851	56,091	1,072	5,856
Common equity (4)	13,482	14,679	14,144	13,935	13,623	(1,197)	(141)
Total equity	14,295	15,934	15,399	15,190	14,878	(1,639)	(583)

Common Share Count
Weighted average basic (5)	482,847	482,248	481,861	481,611	481,350	599	1,497
Weighted average diluted (5)(6)	483,687	482,782	483,091	482,506	482,343	905	1,344
Issued shares outstanding (period-end)	481,750	481,503	480,095	479,818	479,773	247	1,977

Per Common Share Data
Earnings per share (basic) (5)	$(2.22)	$1.06	$0.23	$0.74	$0.54	$(3.28)	$(2.76)
Earnings per share (diluted) (5)(6)	(2.22)	1.06	0.23	0.74	0.54	(3.28)	(2.76)
Adjusted earnings per share	0.46	0.52	0.40	0.53	0.42	(0.05)	0.04
Book value per share	28.0	30.5	29.5	29.0	28.4	(2.5)	(0.4)
Tangible book value per share	27.9	30.4	29.4	29.0	28.3	(2.5)	(0.4)
Adjusted tangible book value per share (7)	23.7	23.7	22.7	22.2	21.5	(0.0)	2.2

Select Financial Ratios
Net interest margin (8)	2.6%	2.5%	2.4%	2.7%	2.6%
Cost of funds (incl. OID)	1.8%	1.9%	2.0%	2.0%	2.3%
Cost of funds (excl. OID)	1.8%	1.8%	1.9%	1.9%	2.1%
Adjusted efficiency ratio (9)	46%	48%	50%	49%	49%
Return on average assets (10)	0.5%	1.5%	0.5%	1.1%	0.9%
Return on average total equity (10)	4.8%	14.9%	4.6%	11.2%	8.8%
Return on average tangible common equity (10)	n/m	14.2%	3.1%	10.3%	7.7%
Core ROTCE (9)(10)	8.2%	9.1%	7.1%	9.1%	8.4%

Capital Ratios (11)
Common Equity Tier 1 (CET1) capital ratio (Tier 1 common prior to 1Q15) (12)	9.8%	10.9%	9.6%	9.7%	9.4%
Tier 1 capital ratio	11.7%	13.2%	12.5%	12.7%	12.3%
Total capital ratio	12.6%	14.1%	13.2%	13.5%	13.2%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances

(4) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that have vested but not yet been issued as of June 30, 2015, March 31, 2015, December 31, 2014, September 30,2014 and June 30, 2014

(6) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the three months ended June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(7) For more details refer to page 21

(8) Continuing operations only. Excludes OID amortization expense

(9) For more details refer to page 22

(10) Return metrics are annualized

(11) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital; all data prior to that date is based on Basel I rules

(12) Common Equity Tier 1 capital ratio is a non-GAAP measurement. Refer to page 16 for additional details

2Q 2015 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,118	$1,074	$1,112	$1,114	$1,124	$44	$(6)
Interest on loans held-for-sale	14	24	-	-	1	(10)	13
Interest and dividends on available-for-sale investment securities	93	88	85	94	93	5	-
Interest-bearing cash	2	2	2	2	1	-	1
Operating leases	860	896	905	899	884	(36)	(24)
Total financing revenue and other interest income	2,087	2,084	2,104	2,109	2,103	3	(16)
Interest expense
Interest on deposits	177	172	169	166	166	5	11
Interest on short-term borrowings	12	11	12	12	13	1	(1)
Interest on long-term debt	419	429	491	493	549	(10)	(130)
Total interest expense	608	612	672	671	728	(4)	(120)
Depreciation expense on operating lease assets	563	622	633	549	509	(59)	54
Net financing revenue	916	850	799	889	866	66	50
Other revenue
Servicing fees	10	10	9	6	7	-	3
Insurance premiums and service revenue earned	237	233	243	246	249	4	(12)
Gain on mortgage and automotive loans, net	1	46	1	-	6	(45)	(5)
Loss on extinguishment of debt	(156)	(198)	(156)	-	(7)	42	(149)
Other gain on investments, net	45	55	52	45	41	(10)	4
Other income, net of losses	74	97	66	78	69	(23)	5
Total other revenue	211	243	215	375	365	(32)	(154)
Total net revenue	1,127	1,093	1,014	1,264	1,231	34	(104)
Provision for loan losses	140	116	155	102	63	24	77
Noninterest expense
Compensation and benefits expense	236	255	237	241	215	(19)	21
Insurance losses and loss adjustment expenses	122	56	57	97	188	66	(66)
Other operating expenses	366	384	378	404	418	(18)	(52)
Total noninterest expense	724	695	672	742	821	29	(97)
Income (loss) from continuing operations before income tax expense	263	282	187	420	347	(19)	(84)
Income tax (benefit) expense from continuing operations	94	103	36	127	64	(9)	30
Net income from continuing operations	169	179	151	293	283	(10)	(114)
Income (loss) from discontinued operations, net of tax	13	397	26	130	40	(384)	(27)
Net income (loss)	$182	$576	$177	$423	$323	$(394)	$(141)

(1) Includes other interest income, net

2Q 2015 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Assets	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2015	6/30/2014
Cash and cash equivalents
Noninterest-bearing	$1,739	$1,552	$1,348	$1,318	$1,373	$187	$366
Interest-bearing	4,119	6,084	4,228	4,381	4,404	(1,965)	(285)
Total cash and cash equivalents	5,858	7,636	5,576	5,699	5,777	(1,778)	81
Federal funds sold and securities purchased under resale agreements	-	50	-	-	-	(50)	-
Investment securities	19,142	17,829	16,137	16,714	16,748	1,313	2,394
Loans held-for-sale, net	1,438	1,559	2,003	3	3	(121)	1,435
Finance receivables and loans, net
Finance receivables and loans, net	105,173	99,857	99,948	99,518	100,778	5,316	4,395
Allowance for loan losses	(974)	(933)	(977)	(1,113)	(1,171)	(41)	197
Total finance receivables and loans, net	104,199	98,924	98,971	98,405	99,607	5,275	4,592
Investment in operating leases, net	17,950	19,021	19,510	19,341	18,814	(1,071)	(864)
Premiums receivables and other insurance assets	1,759	1,722	1,695	1,678	1,656	37	103
Other assets	6,126	6,783	7,302	6,752	6,758	(657)	(632)
Assets of operations held-for-sale	-	-	634	603	574	-	(574)
Total assets	$156,472	$153,524	$151,828	$149,195	$149,937	$2,948	$6,535

Liabilities
Deposit liabilities
Noninterest-bearing	$89	$79	$64	$73	$75	$10	$14
Interest-bearing	61,858	60,796	58,158	56,778	56,016	1,062	5,842
Total deposit liabilities	61,947	60,875	58,222	56,851	56,091	1,072	5,856
Short-term borrowings	10,013	6,447	7,062	5,255	6,369	3,566	3,644
Long-term debt	65,852	65,760	66,558	67,299	67,913	92	(2,061)
Interest payable	418	440	477	542	528	(22)	(110)
Unearned insurance premiums and service revenue	2,417	2,374	2,375	2,369	2,349	43	68
Accrued expense and other liabilities	1,530	1,694	1,735	1,689	1,809	(164)	(279)
Total liabilities	$142,177	$137,590	$136,429	$134,005	$135,059	$4,587	$7,118

Equity
Common stock and paid-in capital	$21,053	$21,032	$21,038	$21,022	$21,011	$21	$42
Preferred stock	813	1,255	1,255	1,255	1,255	(442)	(442)
Accumulated deficit	(7,388)	(6,318)	(6,828)	(6,937)	(7,293)	(1,070)	(95)
Accumulated other comprehensive (loss) income	(183)	(36)	(66)	(150)	(95)	(147)	(88)
Total equity	14,295	15,934	15,399	15,190	14,878	(1,639)	(583)
Total liabilities and equity	$156,472	$153,524	$151,828	$149,195	$149,937	$2,948	$6,535

2Q 2015 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Assets	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2015	6/30/2014
Interest-bearing cash and cash equivalents	$4,013	$4,402	$4,293	$3,867	$3,863	$(389)	$150
Federal funds sold and securities purchased under resale agreements	1	7	-	-	-	(6)	1
Investment securities	17,078	15,904	15,439	16,182	15,578	1,174	1,500
Loans held-for-sale, net	1,493	1,947	25	3	26	(454)	1,467
Total finance receivables and loans, net (2)	101,962	98,843	101,272	100,089	100,159	3,119	1,803
Investment in operating leases, net	18,520	19,405	19,479	19,114	18,544	(885)	(24)
Total interest earning assets	143,067	140,508	140,508	139,255	138,170	2,559	4,897
Noninterest-bearing cash and cash equivalents	1,337	1,825	1,757	1,688	1,550	(488)	(213)
Other assets (3)	9,670	9,793	10,078	10,323	11,306	(123)	(1,636)
Allowance for loan losses	(953)	(969)	(1,113)	(1,174)	(1,201)	16	248
Total assets	$153,121	$151,157	$151,230	$150,092	$149,825	$1,964	$3,296

Liabilities
Interest-bearing deposit liabilities	$61,242	$59,391	$57,332	$56,301	$55,556	$1,851	$5,686
Short-term borrowings	6,057	6,280	6,258	6,187	6,149	(223)	(92)
Long-term debt (4)	66,551	65,168	67,884	67,687	67,727	1,383	(1,176)
Total interest-bearing liabilities (4)	133,850	130,839	131,474	130,175	129,432	3,011	4,418
Noninterest-bearing deposit liabilities	81	73	68	75	70	8	11
Other liabilities (3)	4,538	4,548	4,432	4,856	5,661	(10)	(1,123)
Total liabilities	$138,469	$135,460	$135,974	$135,106	$135,163	$3,009	$3,306

Equity
Total equity	$14,652	$15,697	$15,256	$14,986	$14,662	$(1,045)	$(10)
Total liabilities and equity	$153,121	$151,157	$151,230	$150,092	$149,825	$1,964	$3,296

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: Average balance includes $1,334 million and $1,463 million related to original issue discount at June 2015 and June 2014, respectively

2Q 2015 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Automotive Finance	$401	$331	$310	$415	$461	$70	$(60)
Insurance	15	78	86	60	(23)	(63)	38
Dealer Financial Services	416	409	396	475	438	7	(22)
Mortgage	8	69	21	(3)	27	(61)	(19)
Corporate and Other (ex. OID) (1)	(143)	(179)	(188)	(5)	(65)	36	(79)
Core pre-tax income (2)	$281	$299	$229	$467	$400	$(18)	$(120)
Core OID amortization expense (3)	18	17	42	47	53	1	(36)
Income tax expense	94	103	36	127	64	(9)	30
Income from discontinued operations	13	397	26	130	40	(384)	(27)
Net income	$182	$576	$177	$423	$323	$(394)	$(141)

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Ally Corporate Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange OID amortization expense

(3) Includes accelerated OID expense of $7 million in 2Q15, $7 million in 1Q15, $6 million in 4Q14 and $7 million in 2Q14 due to debt redemption

2Q 2015 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Net financing revenue
Consumer	$785	$745	$770	$774	$763	$40	$22
Commercial	235	238	252	246	262	(3)	(27)
Loans held-for-sale	14	19	-	-	-	(5)	14
Operating leases	860	896	905	899	884	(36)	(24)
Other interest income	2	2	2	3	2	-	-
Total financing revenue and other interest income	1,896	1,900	1,929	1,922	1,911	(4)	(15)
Interest expense	483	469	529	523	518	14	(35)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	671	691	683	654	677	(20)	(6)
Remarketing gains	(108)	(69)	(50)	(105)	(168)	(39)	60
Total depreciation expense on operating lease assets	563	622	633	549	509	(59)	54
Net financing revenue	850	809	767	850	884	41	(34)
Other revenue
Servicing fees	10	10	9	6	7	-	3
Gain on automotive loans, net	(6)	(15)	4	6	-	9	(6)
Other income	51	57	56	57	55	(6)	(4)
Total other revenue	55	52	69	69	62	3	(7)
Total net revenue	905	861	836	919	946	44	(41)
Provision for loan losses	132	127	175	109	99	5	33
Noninterest expense
Compensation and benefits	123	126	113	112	106	(3)	17
Other operating expenses	249	277	238	283	280	(28)	(31)
Total noninterest expense	372	403	351	395	386	(31)	(14)
Income before income tax expense	$401	$331	$310	$415	$461	$70	$(60)

Memo: Net lease revenue
Operating lease revenue	$860	$896	$905	$899	$884	$(36)	$(24)
Depreciation expense on operating lease assets (ex. remarketing)	671	691	683	654	677	(20)	(6)
Remarketing gains	(108)	(69)	(50)	(105)	(168)	(39)	60
Total depreciation expense on operating lease assets	563	622	633	549	509	(59)	54
Net lease revenue	$297	$274	$272	$350	$375	$23	$(78)

Balance Sheet (Period-End)
Cash, trading and investment securities	$33	$34	$32	$34	$34	$(1)	$(1)
Loans held-for-sale	1,356	1,500	1,515	-	-	(144)	1,356
Finance receivables and loans, net:
Consumer loans	60,717	57,379	56,535	58,659	58,084	3,338	2,633
Commercial loans (1)	33,044	32,770	34,039	31,510	33,070	274	(26)
Allowance for loan losses	(815)	(778)	(783)	(783)	(822)	(37)	7
Total finance receivables and loans, net	92,946	89,371	89,791	89,386	90,332	3,575	2,614
Investment in operating leases, net	17,950	19,021	19,510	19,341	18,814	(1,071)	(864)
Other assets	1,322	1,223	1,706	1,573	1,580	99	(258)
Assets of operations held-for-sale	-	-	634	603	574	-	(574)
Total assets	$113,607	$111,149	$113,188	$110,937	$111,334	$2,458	$2,273

(1) Includes intercompany

2Q 2015 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

U.S. Market	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Light vehicle sales (SAAR - units in millions)	17.1	16.6	16.7	16.7	16.5	0.5	0.6
Light vehicle sales (quarterly - units in millions)	4.5	3.9	4.1	4.2	4.4	0.6	0.1
GM market share	18.1%	17.4%	17.9%	17.7%	18.3%
Chrysler market share	12.7%	12.8%	13.1%	12.6%	12.4%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$0.7	$0.5	$0.5	$1.8	$0.9	$0.2	$(0.2)
GM new retail standard	2.6	2.0	1.9	1.9	1.9	0.5	0.6
Chrysler new retail subvented	0.0	0.0	0.0	0.0	-	(0.0)	0.0
Chrysler new retail standard	1.3	1.0	0.8	1.0	1.0	0.3	0.3
New growth	1.3	1.0	0.7	0.9	0.8	0.3	0.5
Lease	1.0	1.6	2.4	3.0	3.2	(0.7)	(2.2)
Used	4.0	3.6	2.7	3.2	3.1	0.4	0.9
Total originations	$10.8	$9.8	$9.0	$11.8	$10.9	$1.0	$(0.1)

U.S. Consumer Penetration
GM	16.4%	20.7%	22.9%	30.9%	28.5%
Chrysler	13.7%	11.3%	10.6%	11.3%	10.9%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$28.3	$28.3	$29.7	$27.3	$29.0	$0.0	$(0.7)
Other dealer loans	4.7	4.5	4.3	4.2	4.0	0.2	0.7
Total Commercial outstandings	$33.0	$32.8	$34.0	$31.5	$33.0	$0.3	$(0.0)

U.S. Floorplan Penetration (2)
GM penetration	63.2%	63.2%	63.8%	63.4%	64.7%
Chrysler penetration	44.3%	44.5%	44.1%	43.8%	44.8%

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	64,123	65,060	70,969	79,280	85,143	(937)	(21,020)
Average gain per vehicle	$1,686	$1,067	$705	$1,327	$1,978	$619	$(292)
Total gains ($ in millions)	$108	$69	$50	$105	$168	$39	$(60)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter

2Q 2015 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Net financing revenue
Interest and dividends on investment securities	$25	$23	$21	$28	$28	$2	$(3)
Interest bearing cash	2	2	1	2	1	-	1
Total financing revenue and other interest revenue	27	25	22	30	29	2	(2)
Interest expense	13	13	13	14	13	-	-
Net financing revenue	14	12	9	16	16	2	(2)
Other revenue
Insurance premiums and service revenue earned	237	233	243	246	249	4	(12)
Other gain/(loss) on investments, net	29	33	36	39	39	(4)	(10)
Other income, net of losses	2	2	1	2	2	-	-
Total other revenue	268	268	280	287	290	-	(22)
Total net revenue	282	280	289	303	306	2	(24)
Noninterest expense
Compensation and benefits expense	16	19	17	15	15	(3)	1
Insurance losses and loss adjustment expenses	122	56	57	97	188	66	(66)
Other operating expenses	129	127	129	131	126	2	3
Total noninterest expense	267	202	203	243	329	65	(62)
Income (loss) from cont. ops before income tax expense	$15	$78	$86	$60	$(23)	$(63)	$38

Memo: Income Statement (Underwriting View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$237	$233	$243	$246	$249	$4	$(12)
Investment income	41	43	44	53	54	(2)	(13)
Other income	4	4	2	4	3	-	1
Total insurance premiums and other income	282	280	289	303	306	2	(24)
Expense
Insurance losses and loss adjustment expenses	122	56	57	97	188	66	(66)
Acquisition and underwriting expenses
Compensation and benefit expense	16	19	17	15	15	(3)	1
Insurance commission expense	95	93	95	95	94	2	1
Other expense	34	34	34	36	32	0	2
Total acquisition and underwriting expense	145	146	146	146	141	(1)	4
Total expense	267	202	203	243	329	65	(62)
Income (loss) from cont. ops before income tax expense	$15	$78	$86	$60	$(23)	$(63)	$38

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,312	$5,327	$5,313	$5,296	$5,368	$(15)	$(56)
Premiums receivable and other insurance assets	1,769	1,732	1,706	1,688	1,666	37	103
Other assets	179	183	171	194	198	(4)	(19)
Total assets	$7,260	$7,242	$7,190	$7,178	$7,232	$18	$28

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$263	$239	$248	$265	$267	$24	$(4)
Corporate	0	0	0	0	0	(0)	0
Total written premiums and revenue (1)	$263	$239	$248	$265	$267	$24	$(4)

Loss ratio	51.2%	23.8%	23.1%	39.3%	75.1%
Underwriting expense ratio	61.0%	62.1%	59.9%	59.1%	55.7%
Combined ratio	112.2%	85.9%	83.0%	98.4%	130.9%

(1) Excludes Canadian Personal Lines business, which is in runoff

2Q 2015 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Net financing revenue
Total financing revenue and other interest income	$70	$70	$65	$68	$73	$-	$(3)
Interest expense	55	55	57	59	61	-	(6)
Net financing revenue	15	15	8	9	12	-	3
Gain on mortgage loans, net	4	66	-	-	6	(62)	(2)
Other income, net of losses	2	2	4	-	3	-	(1)
Total other revenue	6	68	4	-	9	(62)	(3)
Total net revenue	21	83	12	9	21	(62)	-
Provision for loan losses	3	(5)	(14)	(7)	(25)	8	28
Noninterest expense
Compensation and benefits expense	2	3	2	3	2	(1)	-
Representation and warranty expense	(9)	-	(11)	-	0	(9)	(9)
Other operating expense	17	16	14	16	17	1	(0)
Total noninterest expense	10	19	5	19	19	(9)	(9)
Income (loss) from cont. ops before income tax expense	$8	$69	$21	$(3)	$27	$(61)	$(19)

Balance Sheet (Period-End)
Loans held-for-sale	$46	$42	$452	$3	$3	$4	$43
Finance receivables and loans, net:
Consumer loans	9,212	7,653	7,474	7,595	7,847	1,559	1,365
Allowance for loan losses	(119)	(119)	(152)	(283)	(302)	-	183
Total finance receivables and loans, net	9,093	7,534	7,322	7,312	7,545	1,559	1,548
Other assets (1)	110	118	110	87	92	(8)	18
Total assets	$9,249	$7,694	$7,884	$7,402	$7,640	$1,555	$1,609

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

2Q 2015 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Net financing revenue
Total financing revenue and other interest income	$94	$89	$88	$89	$90	$5	$4
Interest expense
Core original issue discount amortization (1)	11	10	36	47	46	1	(35)
Other interest expense	46	65	37	28	90	(19)	(44)
Total interest expense	57	75	73	75	136	(18)	(79)
Net financing revenue	37	14	15	14	(46)	23	83
Other revenue
Loss on extinguishment of debt	(156)	(198)	(156)	-	(7)	42	(149)
Other gain on investments, net	16	22	16	6	2	(6)	14
Other income, net of losses (2)	22	31	2	13	9	(9)	13
Total other (loss) revenue	(118)	(145)	(138)	19	4	27	(122)
Total net revenue	(81)	(131)	(123)	33	(42)	50	(39)
Provision for loan losses	5	(6)	(6)	-	(11)	11	16
Noninterest expense
Compensation and benefits expense	95	107	105	111	92	(12)	3
Other operating expense (3)	(20)	(36)	8	(26)	(5)	16	(15)
Total noninterest expense	75	71	113	85	87	4	(12)
Loss from cont. ops before income tax expense	$(161)	$(196)	$(230)	$(52)	$(118)	$35	$(43)

Balance Sheet (Period-End)
Cash, trading and investment securities	$19,655	$20,154	$16,368	$17,083	$17,123	$(499)	$2,532
Loans held-for-sale	36	17	36	-	-	19	36
Finance receivables and loans, net
Consumer loans	69	68	35	16	30	1	39
Commercial loans (4)	2,131	1,987	1,865	1,738	1,747	144	384
Allowance for loan losses	(40)	(36)	(42)	(47)	(47)	(4)	7
Total finance receivables and loans, net	2,160	2,019	1,858	1,707	1,730	141	430
Other assets	4,505	5,249	5,304	4,888	4,878	(744)	(373)
Total assets	$26,356	$27,439	$23,566	$23,678	$23,731	$(1,083)	$2,625

OID Amortization Schedule (5)		2015	2016	2017 and After
Remaining Core OID Amortization (as of 6/30/2015)		$24	$55	Avg = $52/yr

(1) Does not include accelerated OID expense of $7 million in 2Q15, $7 million in 1Q15, $6 million in 4Q14 and $7 million in 2Q14, which is reflected in other revenue

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes (i) certain unallocated expenses primarily associated with operations that have been sold or discontinued and (ii) corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $161 million for 2Q15, $181 million for 1Q15, $167 million for 4Q14, $172 million in 3Q14, and $161 million for 2Q14. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

2Q 2015 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Ending loan balance	$105,172	$99,856	$99,947	$99,517	$100,777	$5,316	$4,395
30+ Accruing DPD	$1,474	$1,157	$1,607	$1,452	$1,245	$317	$229
30+ Accruing DPD %	1.4%	1.2%	1.6%	1.5%	1.2%
Non-performing loans (NPLs)	$642	$593	$645	$621	$611	$50	$32
Net charge-offs (NCOs)	$100	$150	$170	$149	$85	$(51)	$15
Net charge-off rate (2)	0.4%	0.6%	0.7%	0.6%	0.3%

Provision for loan losses	$140	$116	$155	$102	$63	$24	$77
Allowance for loan losses (ALLL)	$974	$933	$977	$1,113	$1,171	$41	$(197)

ALLL as % of Loans (3)	0.9%	0.9%	1.0%	1.1%	1.2%
ALLL as % of NPLs (3)	151.6%	157.5%	151.5%	179.2%	191.8%
ALLL as % of NCOs (3)	243.8%	155.0%	143.5%	186.8%	344.2%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$1,389	$1,076	$1,543	$1,338	$1,174	$313	$215
% of retail contract $ outstanding	2.29%	1.87%	2.73%	2.28%	2.02%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$96	$132	$160	$137	$83	$(36)	$12
% of avg. HFI assets	0.65%	0.93%	1.10%	0.93%	0.58%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$1	$(1)	$(0)	$0	$1	$1	$0
% of avg. HFI assets	0.01%	-0.01%	0.00%	0.00%	0.01%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

2Q 2015 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Allowance for loan losses	$767	$711	$685	$693	$729	$56	$38
Total consumer loans (2)	$60,786	$57,447	$56,570	$58,675	$58,114	$3,340	$2,673
Coverage ratio	1.3%	1.2%	1.2%	1.2%	1.3%

Commercial
Allowance for loan losses	$48	$67	$98	$90	$93	$(19)	$(46)
Total commercial loans	$33,026	$32,753	$34,022	$31,492	$33,041	$273	$(15)
Coverage ratio	0.1%	0.2%	0.3%	0.3%	0.3%

Mortgage (1)
Consumer
Allowance for loan losses	$119	$119	$152	$283	$302	$(0)	$(183)
Total consumer loans	$9,211	$7,652	$7,473	$7,594	$7,846	$1,559	$1,365
Coverage ratio	1.3%	1.6%	2.0%	3.7%	3.9%

Corporate and Other (1)(3)
Allowance for loan losses	$40	$36	$42	$47	$47	$4	$(6)
Total commercial loans	$2,149	$2,004	$1,882	$1,756	$1,776	$145	$373
Coverage ratio	1.9%	1.8%	2.2%	2.7%	2.6%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Includes $69 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 2Q15, $68 million in 1Q15, $35 million in 4Q14, $16 million in 3Q14, and $30 million in 2Q14

(3) Includes Insurance

2Q 2015 Preliminary Results	15

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition		Basel I
Capital (1)	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Risk-weighted assets	$134.0	$130.1	$130.6	$128.2	$129.2	$3.9	$4.8

Common Equity Tier 1 (CET1) capital ratio (Tier 1 common prior to 1Q15)	9.8%	10.9%	9.6%	9.7%	9.4%
Tier 1 capital ratio	11.7%	13.2%	12.5%	12.7%	12.3%
Total capital ratio	12.6%	14.1%	13.2%	13.5%	13.2%

Tangible common equity / Tangible assets	8.6%	9.5%	9.3%	9.3%	9.1%
Tangible common equity / Risk-weighted assets	10.0%	11.3%	10.8%	10.8%	10.5%

Shareholders’ equity	$14.3	$15.9	$15.4	$15.2	$14.9	$(1.6)	$(0.6)
less: Preferred equity	(0.8)	(1.3)	(1.3)	(1.3)	(1.3)	0.5	0.5
Disallowed DTA	(0.4)	(0.5)	(1.3)	(1.4)	(1.3)	0.1	0.9
Certain AOCI items and other adjustments	0.1	-	(0.2)	(0.1)	(0.2)	0.1	0.3
Common Equity Tier 1 capital (2)	$13.2	$14.2	$12.6	$12.4	$12.1	$(1.0)	$1.1

Common Equity Tier 1 capital	$13.2	$14.2	$12.6	$12.4	$12.1	$(1.0)	$1.1
add: Preferred equity	0.7	1.1	1.3	1.3	1.3	(0.4)	(0.6)
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.7)	(0.7)	-	-	-	-	(0.7)
Tier 1 capital	$15.7	$17.1	$16.4	$16.2	$15.9	$(1.4)	$(0.2)

Tier 1 capital	$15.7	$17.1	$16.4	$16.2	$15.9	$(1.4)	$(0.2)
add: Qualifying subordinated debt and redeemable preferred stock	0.3	0.4	0.2	0.2	0.2	(0.1)	0.1
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	0.9	0.9	0.7	0.8	0.9	-	-
Total capital	$16.9	$18.4	$17.3	$17.3	$17.1	$(1.5)	$(0.2)

Total shareholders' equity	$14.3	$15.9	$15.4	$15.2	$14.9	$(1.6)	$(0.6)
less: Preferred equity	(0.8)	(1.3)	(1.3)	(1.3)	(1.3)	0.5	0.5
Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible common equity (3)	$13.5	$14.7	$14.1	$13.9	$13.6	$(1.2)	$(0.1)

Total assets	$156.5	$153.5	$151.8	$149.2	$149.9	$3.0	$6.6
less: Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible assets	$156.4	$153.5	$151.8	$149.2	$149.9	$2.9	$6.5

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital; all data prior to that date is based on Basel I rules.

(2) Tier 1 Common and Common Equity Tier 1 are non-GAAP financial measures. We define Tier 1 Common and Common Equity Tier 1 as Tier 1 capital less non-common elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 Common ratio and Common Equity Tier 1 ratio, in addition to other capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Ally believes the Tier 1 Common ratio and Common Equity Tier 1 ratio are important because analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(3) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

2Q 2015 Preliminary Results	16

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	6/30/2015		3/31/2015		6/30/2014
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$2.6	$2.8	$3.0	$4.3	$2.9	$2.2
Highly liquid securities (3)	1.4	6.9	2.1	5.7	2.5	6.6
Current committed unused capacity	1.1	0.2	2.9	1.5	3.6	1.0
Subtotal	$5.1	$9.9	$8.0	$11.5	$9.0	$9.8
Ally Bank intercompany loan (4)	-	-	0.7	(0.7)	1.7	(1.7)
Total Current Available Liquidity	$5.1	$9.9	$8.7	$10.8	$10.7	$8.1

Unsecured Long-Term Debt Maturity Profile	2015	2016	2017	2018	2019	2020 and After
Consolidated remaining maturities	$0.0	$1.9	$4.4	$2.9	$1.6	$9.7

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

2Q 2015 Preliminary Results	17

ALLY FINANCIAL INC. DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Key Statistics	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Average retail CD maturity (months)	32.1	31.6	31.6	31.3	31.1	0.5	1.0
Average retail deposit rate	1.15%	1.17%	1.16%	1.16%	1.17%

Ally Financial Deposits Levels
Ally Bank retail	$51,750	$50,633	$47,954	$46,718	$45,934	$1,117	$5,816
Ally Bank brokered	9,861	9,853	9,885	9,692	9,684	8	177
Other	336	389	384	441	473	(54)	(137)
Total deposits	$61,947	$60,875	$58,222	$56,851	$56,091	$1,072	$5,856

Ally Bank Deposit Mix
Retail CD	36.3%	37.9%	40.1%	41.4%	42.5%
MMA/OSA/Checking	47.7%	45.8%	42.8%	41.5%	40.1%
Brokered	16.0%	16.3%	17.1%	17.2%	17.4%

2Q 2015 Preliminary Results	18

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Loan Value	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14
Gross carry value	$9.2	$7.7	$7.5	$7.6	$7.8
Net carry value	$9.1	$7.5	$7.3	$7.3	$7.5

Estimated Pool Characteristics
Ongoing (post 1/1/2009)	60.7%	50.9%	46.9%	38.7%	38.7%
Legacy (pre 1/1/2009)	39.3%	49.1%	53.1%	61.3%	61.3%
% Second lien	7.7%	9.8%	10.5%	10.8%	11.0%
% Interest only	9.1%	11.1%	12.5%	13.4%	13.5%
% 30+ Day delinquent (1)	2.2%	2.8%	3.0%	3.8%	2.7%
% Low/No documentation	8.8%	11.1%	12.1%	14.3%	14.2%
% Non-primary residence	4.9%	3.8%	3.7%	3.8%	3.8%
Refreshed FICO	751	748	734	726	726
Wtd. Avg. LTV/CLTV (2)	67.7%	68.6%	71.5%	73.1%	76.6%
Higher risk geographies (3)	42.7%	41.5%	41.1%	40.5%	40.4%

(1) 3Q14 delinquency rates temporarily impacted by sub-servicing transfer

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(3) Includes CA, FL, MI and AZ

2Q 2015 Preliminary Results	19

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Impact of Discontinued Operations (1)	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Auto Finance	$(4)	$454	$23	$29	$22	$(457)	$(26)
Insurance	3	-	0	6	1	3	2
Corporate and Other	14	6	6	16	25	8	(11)
Consolidated pretax income	$14	$460	$29	$51	$48	$(446)	$(34)
Tax expense (benefit)	(0)	63	2	(78)	7	(63)	(7)
Consolidated net income	$13	$397	$26	$130	$40	$(384)	$(27)

Assets of discontinued operations held-for-sale	$-	$-	$634	$603	$574	$-	$(574)

(1) Disc ops activity reflects several actions including divestitures of international businesses and other mortgage related charges in addition to certain discrete tax items

2Q 2015 Preliminary Results	20

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Net income (loss)	$182	$576	$177	$423	$323	$(394)	$(141)
less: Preferred stock dividends	1,251	67	68	67	65	1,184	1,186
Net income (loss) available to common shareholders	$(1,069)	$509	$109	$356	$258	$(1,578)	$(1,327)

Weighted-average shares outstanding - basic (1)	482,847	482,248	481,861	481,611	481,350	599	1,497

Weighted-average shares outstanding - diluted (1)(2)	483,687	482,782	483,091	482,506	482,343	905	1,344

Net income (loss) per share - basic (1)	$(2.22)	$1.06	$0.23	$0.74	$0.54	$(3.28)	$2.76

Net income (loss) per share - diluted (1)(2)	$(2.22)	$1.06	$0.23	$0.74	$0.54	$(3.28)	$(2.76)

Adjusted Tangible Book Value(3) ($ billions)
GAAP shareholder's equity	$14.3	$15.9	$15.4	$15.2	$14.9	$(1.6)	$(0.6)
Preferred equity and goodwill	(0.8)	(1.3)	(1.3)	(1.3)	(1.3)	0.4	0.4
Tangible common equity	13.5	14.7	14.1	13.9	13.6	(1.2)	(0.1)
Tax-effected bond OID (4)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.1
Series G discount	(1.2)	(2.3)	(2.3)	(2.3)	(2.3)	1.2	1.2
Adjusted tangible book value	$11.4	$11.4	$10.9	$10.6	$10.3	$(0.0)	$1.1

Adjusted Tangible Book Value Per Share(3)
GAAP shareholder's equity	$29.7	$33.1	$32.1	$31.7	$31.0	$(3.4)	$(1.3)
Preferred equity and goodwill	(1.7)	(2.7)	(2.7)	(2.7)	(2.7)	0.9	0.9
Tangible common equity	27.9	30.4	29.4	29.0	28.3	(2.5)	(0.4)
Tax-effected bond OID (4)	(1.8)	(1.8)	(1.9)	(1.9)	(2.0)	0.0	0.2
Series G discount	(2.4)	(4.9)	(4.9)	(4.9)	(4.9)	2.4	2.5
Adjusted tangible book value per share	$23.7	$23.7	$22.7	$22.2	$21.5	$(0.0)	$2.2

(1) Includes shares related to share-based compensation that have vested but not yet been issued as of June 30, 2015, March 31, 2015, December 31, 2014, September 30,2014 and June 30, 2014

(2) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the three months ended June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(3) Represents a non-GAAP Financial measure

(4) Assumes 34% tax rate

2Q 2015 Preliminary Results	21

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Core ROTCE Calculation	2Q 15	1Q 15	4Q 14	3Q 14	2Q 14	1Q 15	2Q 14
Pre-tax income (loss) from continuing operations	$263	$282	$187	$420	$347	$(19)	$(84)
add: Core original issue discount expense	18	17	42	47	53	1	(36)
Repositioning items	154	190	167	-	16	(37)	137
Core pre-tax income (ex. repositioning)	$435	$490	$396	$467	$417	$(55)	$18
Normalized income tax expense at 34%	148	166	135	159	142	(19)	6
Core net income	287	323	262	308	275	(36)	12
Preferred dividends (Series A & G)	58	67	68	67	65	(9)	(7)
Operating net income available to common shareholders (1)	$229	$256	$194	$241	$210	$(28)	$18

Tangible common equity (2)	$14,053	$14,384	$14,012	$13,752	$13,386	$(331)	$667
less: Unamortized core original issue discount	1,333	1,345	1,369	1,411	1,461	(12)	(128)
Net deferred tax asset	1,632	1,725	1,800	1,806	1,872	(93)	(239)
Normalized common equity (1)(3)	$11,087	$11,314	$10,843	$10,534	$10,053	$(227)	$1,034

Core ROTCE (1)	8.2%	9.1%	7.1%	9.1%	8.4%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$724	$695	$672	$742	$821	$29	$(97)
less: Rep and warrant expense	(9)	-	(11)	-	0	(9)	(9)
Insurance expense	267	202	203	243	329	65	(62)
Repositioning items	4	-	19	-	16	4	(13)
Numerator	$462	$493	$461	$499	$475	$(31)	$(14)

Total net revenue	$1,127	$1,093	$1,014	$1,264	$1,231	$34	$(104)
add: Original issue discount	18	17	42	47	53	1	(36)
Repositioning	150	190	148	-	-	(40)	150
less: Insurance revenue	282	280	289	303	306	2	(24)
Denominator	$1,013	$1,021	$916	$1,008	$978	$(8)	$34

Adjusted Efficiency Ratio (1)	46%	48%	50%	49%	49%

Noninterest Expense
Compensation and benefits	$236	$255	$237	$241	$216	$(19)	$20
Technology and communications	64	69	79	77	93	(4)	(29)
Professional services	25	20	26	21	25	5	(0)
Servicing expenses (4)	50	48	52	54	53	3	(2)
Advertising and marketing	23	31	30	27	25	(8)	(2)
Other controllable expenses (5)	50	47	52	50	47	3	3
Controllable Expense	$448	$469	$478	$469	$458	$(21)	$(10)
Other Noninterest Expense	272	226	176	273	347	46	(75)
Total Noninterest Expense (ex. repositioning)	$720	$695	$653	$742	$805	$25	$(84)
Repositioning expenses	4	-	19	-	16	4	(13)
Total Noninterest Expense	$724	$695	$672	$742	$821	$29	$(97)

(1) Represents a non-GAAP financial measure

(2) See page 16 for details

(3) Normalized common equity calculated using 2 period average

(4) Includes lease and loan administration expenses and vehicle remarketing and repossession expenses

(5) Includes occupancy and premises and equipment depreciation

2Q 2015 Preliminary Results	22